Exhibit 3.2

TWENTY-SECOND AMENDED AND RESTATED

CERTIFICATE OF LIMITED PARTNERSHIP

OF

THE JONES FINANCIAL COMPANIES, L.L.L.P.

The undersigned, for the purpose of amending and restating its Certificate of Limited Partnership under the Missouri Uniform Limited Partnership Act, states the following:

(1)
The name of the limited partnership is The Jones Financial Companies, L.L.L.P., and the limited partnership's charter number is LP0000443.

(2)
The date the limited partnership was filed in Missouri is June 5, 1987

(3)
The name and address of the limited partnership's Missouri registered agent is:

C T Corporation System

120 South Central Avenue

Clayton, MO 63105

(4)
The names and mailing addresses of the general partners are set forth on Exhibit A attached hereto. This list includes the general partner admissions and withdrawals attached hereto on Exhibit B effective as of the dates listed therein. The number of general partners is 589.

(5)
The latest date upon which the limited partnership is to be dissolved is December 31, 2199.

In affirmation thereof, the facts stated above are true.

Dated: February 22, 2022

THE JONES FINANCIAL COMPANIES, L.L.L.P.

General Partner:

By . /s/Penny Pennington .

Penny Pennington

Managing Partner/Authorized Person/Attorney-in-Fact

EXHIBIT A

Partner Name	Address	City, State & Zip
A & J Williams Living Trust	12555 Manchester Road	St. Louis, MO 63131
Abarquez, James	12555 Manchester Road	St. Louis, MO 63131
Abercrombie, Jesse T	12555 Manchester Road	St. Louis, MO 63131
Abra M Hovgaard Trust	12555 Manchester Road	St. Louis, MO 63131
Acupan, Alex Villadores	12555 Manchester Road	St. Louis, MO 63131
Adam N. Hendrixson & Nicole E. Hendrixson Qualified Spousal Trust Dated June 4, 2020	12555 Manchester Road	St. Louis, MO 63131
Adam P and Kristin L Renbarger Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Adams, Aaron	12555 Manchester Road	St. Louis, MO 63131
Adams, Rodney	12555 Manchester Road	St. Louis, MO 63131
Ahrens, Concetta Angela	12555 Manchester Road	St. Louis, MO 63131
Alan J Herzog Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Alan Kindsvater Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Alayo, Jose	12555 Manchester Road	St. Louis, MO 63131
Albritton, Aaron	12555 Manchester Road	St. Louis, MO 63131
Altergott, Mary Ann	12555 Manchester Road	St. Louis, MO 63131
Amann, David McFarland	12555 Manchester Road	St. Louis, MO 63131
Ameer, George Andrew	12555 Manchester Road	St. Louis, MO 63131
Amiot, Travis Joseph	12555 Manchester Road	St. Louis, MO 63131
Andersen, Andrea Shelley	12555 Manchester Road	St. Louis, MO 63131
Anderson, Derrick Carl	12555 Manchester Road	St. Louis, MO 63131
Anderson, Jill	12555 Manchester Road	St. Louis, MO 63131
Anderson, Robert Scott	12555 Manchester Road	St. Louis, MO 63131
Andrew E Bartek Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Andrew J. Minehart Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Andrew T. Miedler & Kristen M. Miedler Qualified Spousal Trust Dated June 3, 2020	12555 Manchester Road	St. Louis, MO 63131
Angelo, Lauren	12555 Manchester Road	St. Louis, MO 63131
Armstrong, Brenda Sue	12555 Manchester Road	St. Louis, MO 63131
Arnold, Kimberly	12555 Manchester Road	St. Louis, MO 63131
Asiala, Sean Peter	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Atkinson, Sandra K	12555 Manchester Road	St. Louis, MO 63131
Aumann, Jonathan Reid	12555 Manchester Road	St. Louis, MO 63131
Baer, Michael J.	12555 Manchester Road	St. Louis, MO 63131
Banister, Jeffrey Harlan	12555 Manchester Road	St. Louis, MO 63131
Bast, James Alexander	12555 Manchester Road	St. Louis, MO 63131
Bayston, Brett Gerald	12555 Manchester Road	St. Louis, MO 63131
Beattie, Leanne Marlene	12555 Manchester Road	St. Louis, MO 63131
Beckstead, John Marshall	12555 Manchester Road	St. Louis, MO 63131
Becnel, Brandon Gerard	12555 Manchester Road	St. Louis, MO 63131
Becnel, Ron James	12555 Manchester Road	St. Louis, MO 63131
Bee, Stephen Todd	12555 Manchester Road	St. Louis, MO 63131
Benjamin R. Maxwell and Stephanie L. Maxwell Joint Family Trust	12555 Manchester Road	St. Louis, MO 63131
Benson, Scott M	12555 Manchester Road	St. Louis, MO 63131
Bertain, Lisa Murphy	12555 Manchester Road	St. Louis, MO 63131
Besmer, Michael Joseph	12555 Manchester Road	St. Louis, MO 63131
Betsinger, Gregory Stephen	12555 Manchester Road	St. Louis, MO 63131
BHB Family Trust	12555 Manchester Road	St. Louis, MO 63131
Birch, Kevin Edward	12555 Manchester Road	St. Louis, MO 63131
Bisbee, Peter Brian	12555 Manchester Road	St. Louis, MO 63131
Blair, Micah Kevin	12555 Manchester Road	St. Louis, MO 63131
Blesener, Lucas Charles	12555 Manchester Road	St. Louis, MO 63131
Blocker Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Bogard, Brian Ray	12555 Manchester Road	St. Louis, MO 63131
Boles, Andrew	12555 Manchester Road	St. Louis, MO 63131
Bolton, Wayne John	12555 Manchester Road	St. Louis, MO 63131
Boora, James	12555 Manchester Road	St. Louis, MO 63131
Bosch, Daniel Joseph	12555 Manchester Road	St. Louis, MO 63131
Boysen, Robert Bunning	12555 Manchester Road	St. Louis, MO 63131
Bradley L Frick Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Bradshaw, Randolph Lee	12555 Manchester Road	St. Louis, MO 63131
Brenker, Sarah	12555 Manchester Road	St. Louis, MO 63131
Brian D Buckley Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Brian E Sachs and Heather A Sachs Trust	12555 Manchester Road	St. Louis, MO 63131
Brian S Melchiori & Emily J Melchiori Living Trust	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Broad, Michael Donald Charles	12555 Manchester Road	St. Louis, MO 63131
Brockman, Leland Jay	12555 Manchester Road	St. Louis, MO 63131
Brown, Traci	12555 Manchester Road	St. Louis, MO 63131
Bruce, Tammy	12555 Manchester Road	St. Louis, MO 63131
Buffington, Sarah Renae	12555 Manchester Road	St. Louis, MO 63131
Burrus Jr, Robert Donnell	12555 Manchester Road	St. Louis, MO 63131
Byers II, Michael Edward	12555 Manchester Road	St. Louis, MO 63131
Byrd, Berra	12555 Manchester Road	St. Louis, MO 63131
Cain, Amanda	12555 Manchester Road	St. Louis, MO 63131
Callaghan, Maximilian C	12555 Manchester Road	St. Louis, MO 63131
Callery, Brian	12555 Manchester Road	St. Louis, MO 63131
Camp, Jennifer Eagen	12555 Manchester Road	St. Louis, MO 63131
Carlin, Kyle	12555 Manchester Road	St. Louis, MO 63131
Carnie Family Trust	12555 Manchester Road	St. Louis, MO 63131
Carr Joint Trust	12555 Manchester Road	St. Louis, MO 63131
Carroll, Douglas L	12555 Manchester Road	St. Louis, MO 63131
Carroll, James Charles	12555 Manchester Road	St. Louis, MO 63131
Castro, Daniel	12555 Manchester Road	St. Louis, MO 63131
Chandler Jr, Billy Eugene	12555 Manchester Road	St. Louis, MO 63131
Chanod Jr, Patrick John	12555 Manchester Road	St. Louis, MO 63131
Charles and Krystle Nolan Revocable Inter Vivos Trust	12555 Manchester Road	St. Louis, MO 63131
Charles Shannon Isaacson and Sommer L Isaacson Joint Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Chervenak, Adam Franklin	12555 Manchester Road	St. Louis, MO 63131
Childs, Gail E	12555 Manchester Road	St. Louis, MO 63131
Christnovich, Adam	12555 Manchester Road	St. Louis, MO 63131
Christopher N Lewis Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Christopher R Hardt Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Clark, Katrine	12555 Manchester Road	St. Louis, MO 63131
Clarkin, Ninoska Patricia	12555 Manchester Road	St. Louis, MO 63131
Clotiaux, Tracy Reagan	12555 Manchester Road	St. Louis, MO 63131
Cody B. Vardeman Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Cole, Aaron Wilson	12555 Manchester Road	St. Louis, MO 63131
Coney, David Bridges	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Cooley, Dana Rae	12555 Manchester Road	St. Louis, MO 63131
Cooper, Kevin Lee	12555 Manchester Road	St. Louis, MO 63131
Coopman Living Trust Dated 4-27-2005	12555 Manchester Road	St. Louis, MO 63131
Corrigan, Gregory	12555 Manchester Road	St. Louis, MO 63131
Corry, David Edward	12555 Manchester Road	St. Louis, MO 63131
Cowgill, James Matthew	12555 Manchester Road	St. Louis, MO 63131
Cox III, Charles Earl	12555 Manchester Road	St. Louis, MO 63131
Craig and Elizabeth Rosen Revocable Joint Trust Agreement	12555 Manchester Road	St. Louis, MO 63131
Craig and Stephanie Miyamoto Family Trust	12555 Manchester Road	St. Louis, MO 63131
Crisp, Kelly	12555 Manchester Road	St. Louis, MO 63131
Crowe III, James Edward	12555 Manchester Road	St. Louis, MO 63131
Crump, Kyle Ray	12555 Manchester Road	St. Louis, MO 63131
Cubbage, David Richard	12555 Manchester Road	St. Louis, MO 63131
Curran, Paul Joseph	12555 Manchester Road	St. Louis, MO 63131
Danae Domian Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Daugherty, Elaine E	12555 Manchester Road	St. Louis, MO 63131
Davenport, Michael Todd	12555 Manchester Road	St. Louis, MO 63131
David B & Monique M Bonkowski Living Trust	12555 Manchester Road	St. Louis, MO 63131
David Francis Powers Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
David Lee Reifschneider Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Davidovici, Ilan	12555 Manchester Road	St. Louis, MO 63131
Davies, Joseph Pierre	12555 Manchester Road	St. Louis, MO 63131
Davis, Brent Robert	12555 Manchester Road	St. Louis, MO 63131
Davis, John Myron	12555 Manchester Road	St. Louis, MO 63131
Dawes, John	12555 Manchester Road	St. Louis, MO 63131
De La Ossa, Andres	12555 Manchester Road	St. Louis, MO 63131
Dean J. Landsman and Linda C. Landsman Trust	12555 Manchester Road	St. Louis, MO 63131
Declaration of Trust of Mark A Eberlin	12555 Manchester Road	St. Louis, MO 63131
Deja Family Trust Dated August 5, 2021	12555 Manchester Road	St. Louis, MO 63131
DeJesus, Roberto	12555 Manchester Road	St. Louis, MO 63131
Dempsey, Crystal Coltrain	12555 Manchester Road	St. Louis, MO 63131
Derby, Jonathan	12555 Manchester Road	St. Louis, MO 63131
Dickerson, James Richard	12555 Manchester Road	St. Louis, MO 63131
DiEduardo, Kyle Sager	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Dimiceli II, Paul John	12555 Manchester Road	St. Louis, MO 63131
Dixon, Christopher Brian	12555 Manchester Road	St. Louis, MO 63131
Dolan, Lisa Marie	12555 Manchester Road	St. Louis, MO 63131
Dolson, Andrea Barrett	12555 Manchester Road	St. Louis, MO 63131
Dominy, Debra Diane	12555 Manchester Road	St. Louis, MO 63131
Donald Joseph Bergan, Jr Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Dorcey, Patrick J	12555 Manchester Road	St. Louis, MO 63131
Driggers, Trent Mac	12555 Manchester Road	St. Louis, MO 63131
Duenich, Stacie	12555 Manchester Road	St. Louis, MO 63131
Dutton, Jonathan Donald	12555 Manchester Road	St. Louis, MO 63131
Easley Family Wealth Trust	12555 Manchester Road	St. Louis, MO 63131
Eddy, Joe David	12555 Manchester Road	St. Louis, MO 63131
Edward J Dollinger Trust	12555 Manchester Road	St. Louis, MO 63131
Edward J. Holt Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Edward L DeVault II Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Edwards, Gregory	12555 Manchester Road	St. Louis, MO 63131
Egan Jr, Thomas Michael	12555 Manchester Road	St. Louis, MO 63131
Elaine R Renner Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Elgan, Jeffrey	12555 Manchester Road	St. Louis, MO 63131
Erekson, Gregory Rock	12555 Manchester Road	St. Louis, MO 63131
Eric J. and Cara L. Knox Joint Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Eric W. Connella & Julie L. Connella Trust	12555 Manchester Road	St. Louis, MO 63131
Eroh, Amy	12555 Manchester Road	St. Louis, MO 63131
Espy, Jason C	12555 Manchester Road	St. Louis, MO 63131
Everett Jose Johnson Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Fahrenbruch, Nanette Marie	12555 Manchester Road	St. Louis, MO 63131
Fannin, Roland Allen	12555 Manchester Road	St. Louis, MO 63131
Farber, Kelly Paul	12555 Manchester Road	St. Louis, MO 63131
Favazza Trust Agreement, Dated March 26, 2015	12555 Manchester Road	St. Louis, MO 63131
Fehr, Craig Vernon	12555 Manchester Road	St. Louis, MO 63131
Fell, Lori Anne	12555 Manchester Road	St. Louis, MO 63131
Felske-Jackman, Ann	12555 Manchester Road	St. Louis, MO 63131
Fessler, Michael	12555 Manchester Road	St. Louis, MO 63131
Fisher, James Donald	12555 Manchester Road	St. Louis, MO 63131
Foltz Gay, Jodi Lynn	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Forreider Self-Trusted Living Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Fortier, Mark James	12555 Manchester Road	St. Louis, MO 63131
Fox, Neal Joseph	12555 Manchester Road	St. Louis, MO 63131
Frazier, Michelle	12555 Manchester Road	St. Louis, MO 63131
Fremont, Cynthia Ann	12555 Manchester Road	St. Louis, MO 63131
Fritsche, Eric Robert	12555 Manchester Road	St. Louis, MO 63131
Fross, Michael Jeremy	12555 Manchester Road	St. Louis, MO 63131
Fuller, Jason Paul	12555 Manchester Road	St. Louis, MO 63131
Gasper, Eric Stephen	12555 Manchester Road	St. Louis, MO 63131
Gautreau, Michael Paul	12555 Manchester Road	St. Louis, MO 63131
George, Staci Lowe	12555 Manchester Road	St. Louis, MO 63131
Giardino, Richard L	12555 Manchester Road	St. Louis, MO 63131
Gibson, David Russell	12555 Manchester Road	St. Louis, MO 63131
Gillette, Merri Jo	12555 Manchester Road	St. Louis, MO 63131
Glynn, Tyler D	12555 Manchester Road	St. Louis, MO 63131
Gregory Joint Trust	12555 Manchester Road	St. Louis, MO 63131
Gregory Vanderburgh and Diane Bohaker Vanderburgh Trust	12555 Manchester Road	St. Louis, MO 63131
Grooms, Demetrius Tyrone	12555 Manchester Road	St. Louis, MO 63131
Gross III, Elwood Frederick	12555 Manchester Road	St. Louis, MO 63131
Gunn, David Alexander	12555 Manchester Road	St. Louis, MO 63131
Haas, Lena	12555 Manchester Road	St. Louis, MO 63131
Hage, Ross Thomas	12555 Manchester Road	St. Louis, MO 63131
Haluska, Shellie Larie	12555 Manchester Road	St. Louis, MO 63131
Hang, Kenneth	12555 Manchester Road	St. Louis, MO 63131
Hansen, Jack Russell	12555 Manchester Road	St. Louis, MO 63131
Harper, Alyssa Rana	12555 Manchester Road	St. Louis, MO 63131
Harris Jr, Steven Duane	12555 Manchester Road	St. Louis, MO 63131
Hart, Paul	12555 Manchester Road	St. Louis, MO 63131
Hartley, Keith Edward	12555 Manchester Road	St. Louis, MO 63131
Haskell, Kelly Rae	12555 Manchester Road	St. Louis, MO 63131
Hatfield, Kyle	12555 Manchester Road	St. Louis, MO 63131
Hawk, Bryan Wilson	12555 Manchester Road	St. Louis, MO 63131
Hay, Bill	12555 Manchester Road	St. Louis, MO 63131
Heath F. Bowling Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Hebdon, Michael S.	12555 Manchester Road	St. Louis, MO 63131
Hecox, Jared Scott	12555 Manchester Road	St. Louis, MO 63131
Heinbockel, Thomas James	12555 Manchester Road	St. Louis, MO 63131
Henderson Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Henrikson, Kristopher Bjorn	12555 Manchester Road	St. Louis, MO 63131
Henry, Christopher Travis	12555 Manchester Road	St. Louis, MO 63131
Hill, Diane Kay	12555 Manchester Road	St. Louis, MO 63131
Hizar Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Hofmeister, Mary Angela	12555 Manchester Road	St. Louis, MO 63131
Holland, Jaime Dlabaj	12555 Manchester Road	St. Louis, MO 63131
Holmes, Torsten	12555 Manchester Road	St. Louis, MO 63131
Holt, Stanley Dean	12555 Manchester Road	St. Louis, MO 63131
Hoppe, Mark	12555 Manchester Road	St. Louis, MO 63131
Howlett, Brad Wells	12555 Manchester Road	St. Louis, MO 63131
Hrevus Living Trust	12555 Manchester Road	St. Louis, MO 63131
Huang, James Licheh	12555 Manchester Road	St. Louis, MO 63131
Hubersberger, Jason	12555 Manchester Road	St. Louis, MO 63131
Huenergardt, Joshua Velten	12555 Manchester Road	St. Louis, MO 63131
Hughes Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Humphries, Brian Matthew	12555 Manchester Road	St. Louis, MO 63131
Hunt, Jennifer	12555 Manchester Road	St. Louis, MO 63131
Hupfer, Nicole Simmons	12555 Manchester Road	St. Louis, MO 63131
Hutchison, Stephanie Ann	12555 Manchester Road	St. Louis, MO 63131
Irasa L. Downing Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Jack, Thomas W	12555 Manchester Road	St. Louis, MO 63131
Jackson, Robert Edward	12555 Manchester Road	St. Louis, MO 63131
Jacobson, Brock Matthew	12555 Manchester Road	St. Louis, MO 63131
Jacqueline K Deschler Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Jake Drobnick Revocable Living Trust UDT Dated February 22, 2021	12555 Manchester Road	St. Louis, MO 63131
James D and Sandra A Jansen Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
James M. and Teri A. Watts Family Trust	12555 Manchester Road	St. Louis, MO 63131
James, Werner Lexton	12555 Manchester Road	St. Louis, MO 63131
Jarid K Brockman Trust	12555 Manchester Road	St. Louis, MO 63131
Jeffrey Duncan Hartsock Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Jeffrey L Ritchey Living Trust	12555 Manchester Road	St. Louis, MO 63131
Jeffrey Robert Jones Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Jensen, Ross F	12555 Manchester Road	St. Louis, MO 63131
Jew, Daniel Timothy	12555 Manchester Road	St. Louis, MO 63131
JJ Dooley Family Trust	12555 Manchester Road	St. Louis, MO 63131
John F Rahal Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
John K Newland & Jill M Newland Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
John M and Jill MS Steenis Revocable Trust Dated November 8, 2019	12555 Manchester Road	St. Louis, MO 63131
John M Keeley Trust	12555 Manchester Road	St. Louis, MO 63131
John S. Callahan Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Johns, Tyler William	12555 Manchester Road	St. Louis, MO 63131
Johnson, David James	12555 Manchester Road	St. Louis, MO 63131
Johnson, Justin Murray	12555 Manchester Road	St. Louis, MO 63131
Jonathan H Dahlstrom and Wanda E Dahlstrom Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Jonczak, Jason Michael	12555 Manchester Road	St. Louis, MO 63131
Jones, David Wesley	12555 Manchester Road	St. Louis, MO 63131
Joseph and Laurea Crockett Family Trust	12555 Manchester Road	St. Louis, MO 63131
Joseph L Klocke Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Joseph Wesley Rivers Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Kantouth Family Trust dated December 11, 2019	12555 Manchester Road	St. Louis, MO 63131
KCA & KRA Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Kelly, Julie Gerstmayr	12555 Manchester Road	St. Louis, MO 63131
Kemezis, Christopher Charles	12555 Manchester Road	St. Louis, MO 63131
Kennedy, Michelle	12555 Manchester Road	St. Louis, MO 63131
Kenneth R Cella, Jr Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Kevin D Bastien Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Kevin R Alm Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Khanna, Rajit	12555 Manchester Road	St. Louis, MO 63131
Kim B Hoffman Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Kimberly J Grbac Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Kimberly Sue Gannon Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
King, Elizabeth	12555 Manchester Road	St. Louis, MO 63131
King, Jacqueline D	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Kingston, Jennifer S.	12555 Manchester Road	St. Louis, MO 63131
Kinports, Kevin Richard	12555 Manchester Road	St. Louis, MO 63131
Kinzinger, Rodney	12555 Manchester Road	St. Louis, MO 63131
Kirkham, Jeremy Earl	12555 Manchester Road	St. Louis, MO 63131
Kitchen, Jeffrey Wayne	12555 Manchester Road	St. Louis, MO 63131
Klein, Christian Guy	12555 Manchester Road	St. Louis, MO 63131
Klein-Swormink, Moira	12555 Manchester Road	St. Louis, MO 63131
Kloeppel, Ryne Douglas	12555 Manchester Road	St. Louis, MO 63131
Klug, Daniel William	12555 Manchester Road	St. Louis, MO 63131
Knittel Family Trust	12555 Manchester Road	St. Louis, MO 63131
Knutson, Cole	12555 Manchester Road	St. Louis, MO 63131
Koestner, Eric Brian	12555 Manchester Road	St. Louis, MO 63131
Koshy, Sunita	12555 Manchester Road	St. Louis, MO 63131
Krebs, Braden Thomas	12555 Manchester Road	St. Louis, MO 63131
Kristin M Johnson Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Kristine Kestek Brill Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Kroll, Michele	12555 Manchester Road	St. Louis, MO 63131
Kruse, Cristopher Stephen	12555 Manchester Road	St. Louis, MO 63131
Lackey Sr, Warren Richard	12555 Manchester Road	St. Louis, MO 63131
Ladner, Aaron Anthony	12555 Manchester Road	St. Louis, MO 63131
Lagan, Jean-Luc	12555 Manchester Road	St. Louis, MO 63131
Lam, Paul Wing-Yun	12555 Manchester Road	St. Louis, MO 63131
Lampi Joint Living Trust	12555 Manchester Road	St. Louis, MO 63131
Lanigan, Neal J	12555 Manchester Road	St. Louis, MO 63131
LaQuinta, Francis T	12555 Manchester Road	St. Louis, MO 63131
Laura B Ellenhorn Revocable Trust No 1	12555 Manchester Road	St. Louis, MO 63131
Laura V. Lear Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Lawless, Jason Richard	12555 Manchester Road	St. Louis, MO 63131
Leahy, Deborah Hilda	12555 Manchester Road	St. Louis, MO 63131
Leary, John Edward	12555 Manchester Road	St. Louis, MO 63131
Leclerc, Gabriel Yves	12555 Manchester Road	St. Louis, MO 63131
Lee, Ariel Jordan	12555 Manchester Road	St. Louis, MO 63131
Leone Family Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Lewandowski Revocable Trust Dated July 26, 2018	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Lisa L Peel Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Living Trust of Kelly and Alyssa Journey	12555 Manchester Road	St. Louis, MO 63131
Llewellyn, Evan Christopher	12555 Manchester Road	St. Louis, MO 63131
Locke, Kenneth M	12555 Manchester Road	St. Louis, MO 63131
Loftus, Gavin James	12555 Manchester Road	St. Louis, MO 63131
Loofe, Thomas	12555 Manchester Road	St. Louis, MO 63131
Lori A Nay Living Trust	12555 Manchester Road	St. Louis, MO 63131
Lothspeich, James	12555 Manchester Road	St. Louis, MO 63131
Lucas, Julie Barter	12555 Manchester Road	St. Louis, MO 63131
Lugo, Sean Reed	12555 Manchester Road	St. Louis, MO 63131
Lukan, Blair Monte	12555 Manchester Road	St. Louis, MO 63131
Lynch, Rebecca Marie	12555 Manchester Road	St. Louis, MO 63131
Lynette D McCloud Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Lynne T. Page Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Mahmoud, Kelly Ditmore	12555 Manchester Road	St. Louis, MO 63131
Mahoney, Michael Charles	12555 Manchester Road	St. Louis, MO 63131
Manchester, Sarah Jean	12555 Manchester Road	St. Louis, MO 63131
Marable, Don	12555 Manchester Road	St. Louis, MO 63131
Marcus E Johnson Living Trust	12555 Manchester Road	St. Louis, MO 63131
Mark A Rawlins Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Mark G Putbrese Declaration of Trust	12555 Manchester Road	St. Louis, MO 63131
Mark Mellon Trust	12555 Manchester Road	St. Louis, MO 63131
Mark Nevermann Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Mark S Hilde Revocable Trust No 102	12555 Manchester Road	St. Louis, MO 63131
Mark S. Ellison Living Trust	12555 Manchester Road	St. Louis, MO 63131
Marrero, Lesley Catherine	12555 Manchester Road	St. Louis, MO 63131
Mary Patricia Brown Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Masters, Chris Edward	12555 Manchester Road	St. Louis, MO 63131
Matthew D Collins Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Matthew E. Johnson Trust dated November 19, 2021	12555 Manchester Road	St. Louis, MO 63131
Matthew W Burkemper Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
McAllister, William	12555 Manchester Road	St. Louis, MO 63131
McBride, Kimberly Renee'	12555 Manchester Road	St. Louis, MO 63131
McCannon, Mark Ashley	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

McCarver, Thomas Edwin	12555 Manchester Road	St. Louis, MO 63131
McDaniel, Suzan Leigh	12555 Manchester Road	St. Louis, MO 63131
McKiel Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
McMorris, Lamell	12555 Manchester Road	St. Louis, MO 63131
McRae II, Brad Fitzgerald	12555 Manchester Road	St. Louis, MO 63131
Meghji, Nawaaz	12555 Manchester Road	St. Louis, MO 63131
Melanie L. Boehne Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Melhouse, Rusty Allen	12555 Manchester Road	St. Louis, MO 63131
Meno, John Vandezicht	12555 Manchester Road	St. Louis, MO 63131
Messina, John	12555 Manchester Road	St. Louis, MO 63131
Meyer, Jonathan	12555 Manchester Road	St. Louis, MO 63131
Michael R Valley Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Michael S. Mack and Elizabeth J. Mack Living Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Michael T Schultz Trust Agreement	12555 Manchester Road	St. Louis, MO 63131
Michelman, Jeremy Leland	12555 Manchester Road	St. Louis, MO 63131
Mignacca, Carl James	12555 Manchester Road	St. Louis, MO 63131
Miller, Daniel Thomas	12555 Manchester Road	St. Louis, MO 63131
Miller, Laurie Lynne	12555 Manchester Road	St. Louis, MO 63131
Mitchell, David Franklin	12555 Manchester Road	St. Louis, MO 63131
ML2 Trust Dated September 10, 2019	12555 Manchester Road	St. Louis, MO 63131
Morgan, Tara	12555 Manchester Road	St. Louis, MO 63131
Mouw, Jeromy John	12555 Manchester Road	St. Louis, MO 63131
Mozer, Robert Walter	12555 Manchester Road	St. Louis, MO 63131
Mueller, Brian Christopher	12555 Manchester Road	St. Louis, MO 63131
Munoz, Jason	12555 Manchester Road	St. Louis, MO 63131
Nance, Aaron	12555 Manchester Road	St. Louis, MO 63131
Nance, Jonathan	12555 Manchester Road	St. Louis, MO 63131
Nancy J. Erickson Living Trust	12555 Manchester Road	St. Louis, MO 63131
Nash, Todd Martin	12555 Manchester Road	St. Louis, MO 63131
Neff, Todd Arther Moore	12555 Manchester Road	St. Louis, MO 63131
Nehoray, Michael	12555 Manchester Road	St. Louis, MO 63131
Nero, Jason James	12555 Manchester Road	St. Louis, MO 63131
Niebuhr, Kurt Michael	12555 Manchester Road	St. Louis, MO 63131
Ninedorf, Nicholas Richard	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Nutford, Marc	12555 Manchester Road	St. Louis, MO 63131
Nygard, Andrew A	12555 Manchester Road	St. Louis, MO 63131
O'Brien Sr, Michael Yarrow	12555 Manchester Road	St. Louis, MO 63131
O'Connor, David Michael	12555 Manchester Road	St. Louis, MO 63131
O'Hanlon, Elizabeth E	12555 Manchester Road	St. Louis, MO 63131
Olsen, James John	12555 Manchester Road	St. Louis, MO 63131
Olshanski, Michele	12555 Manchester Road	St. Louis, MO 63131
Osterhout, Nathanial Jacob	12555 Manchester Road	St. Louis, MO 63131
Otto, Richard T	12555 Manchester Road	St. Louis, MO 63131
Owen, Philip Daniel	12555 Manchester Road	St. Louis, MO 63131
Papciak, Brent	12555 Manchester Road	St. Louis, MO 63131
Pascucci, Daniel Joseph	12555 Manchester Road	St. Louis, MO 63131
Perry, James P	12555 Manchester Road	St. Louis, MO 63131
Phillip L Frix Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Phillips, Douglas	12555 Manchester Road	St. Louis, MO 63131
Pina, Jaime Roberto	12555 Manchester Road	St. Louis, MO 63131
Ping, Ryan	12555 Manchester Road	St. Louis, MO 63131
PJ Dinkel Living Trust	12555 Manchester Road	St. Louis, MO 63131
Plaskett Jr, James William	12555 Manchester Road	St. Louis, MO 63131
Pohlmeier, Laurelyn Gross	12555 Manchester Road	St. Louis, MO 63131
Poler, Steven Philip	12555 Manchester Road	St. Louis, MO 63131
Poole, Patrick Eric	12555 Manchester Road	St. Louis, MO 63131
Pope, Randall Edward	12555 Manchester Road	St. Louis, MO 63131
Potts, Reagan Kerr	12555 Manchester Road	St. Louis, MO 63131
Pounds, Britt Alan	12555 Manchester Road	St. Louis, MO 63131
Powitzky Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Price Family Trust	12555 Manchester Road	St. Louis, MO 63131
Price, Michael David	12555 Manchester Road	St. Louis, MO 63131
Priebe, Eric John	12555 Manchester Road	St. Louis, MO 63131
Pritchett Community Property Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Prodanovic, Nikica	12555 Manchester Road	St. Louis, MO 63131
Prucha Living Trust	12555 Manchester Road	St. Louis, MO 63131
Puckett, Christopher Clayton	12555 Manchester Road	St. Louis, MO 63131
Purdy Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Rachel I Meier and Scott P Meier Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Rainosek Family Trust	12555 Manchester Road	St. Louis, MO 63131
Reardon III, James Patrick	12555 Manchester Road	St. Louis, MO 63131
Reau, Jeffery Tillman	12555 Manchester Road	St. Louis, MO 63131
Reed, Justine Louise	12555 Manchester Road	St. Louis, MO 63131
Reed, Sarah Elizabeth	12555 Manchester Road	St. Louis, MO 63131
Reese, Steven Alan	12555 Manchester Road	St. Louis, MO 63131
Regan, Glenn T.	12555 Manchester Road	St. Louis, MO 63131
Rehmann Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Renk, Kimberly Kay	12555 Manchester Road	St. Louis, MO 63131
Revocable Trust of Christopher C. Lee and Sei J. Lee	12555 Manchester Road	St. Louis, MO 63131
Revocable Trust of Kevin P. Adams dated November 11, 2021, and as subsequently amended	12555 Manchester Road	St. Louis, MO 63131
Revocable Trust of Robert F Cullen III	12555 Manchester Road	St. Louis, MO 63131
Reynolds, Lance Michael	12555 Manchester Road	St. Louis, MO 63131
Richard David Link Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Rick, Wendy	12555 Manchester Road	St. Louis, MO 63131
Ridgeway, Kristie Lee	12555 Manchester Road	St. Louis, MO 63131
Rinke, Chad Patrick	12555 Manchester Road	St. Louis, MO 63131
Rivard, Jonathan Alexander	12555 Manchester Road	St. Louis, MO 63131
Robbins, Eric Michael	12555 Manchester Road	St. Louis, MO 63131
Robinson, David Mark	12555 Manchester Road	St. Louis, MO 63131
Robinson, Gregory	12555 Manchester Road	St. Louis, MO 63131
Robson, Ryan Timothy	12555 Manchester Road	St. Louis, MO 63131
Rodger E Steffen Living Trust	12555 Manchester Road	St. Louis, MO 63131
Ronald William Jagels Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Roncadin, Matthew	12555 Manchester Road	St. Louis, MO 63131
Rosendahl, David Erick	12555 Manchester Road	St. Louis, MO 63131
Roy, Erin Joanne	12555 Manchester Road	St. Louis, MO 63131
Rueschhoff, Steven J	12555 Manchester Road	St. Louis, MO 63131
Russell, James Michael	12555 Manchester Road	St. Louis, MO 63131
Rygmyr, Adym W	12555 Manchester Road	St. Louis, MO 63131
S & J Dechant Living Trust	12555 Manchester Road	St. Louis, MO 63131
S Matt Heffington and Kristin E Heffington Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Sales, Mary Christine	12555 Manchester Road	St. Louis, MO 63131
Salisbury, Jonathan	12555 Manchester Road	St. Louis, MO 63131
Satterfield, Joshua	12555 Manchester Road	St. Louis, MO 63131
Schaeperkoetter, Seth Alan	12555 Manchester Road	St. Louis, MO 63131
Schafer, Kevin	12555 Manchester Road	St. Louis, MO 63131
Schenk, Peter Carl	12555 Manchester Road	St. Louis, MO 63131
Schloneger, Kevin Scott	12555 Manchester Road	St. Louis, MO 63131
Schnell, Paul Arvid	12555 Manchester Road	St. Louis, MO 63131
Schoonmaker-Dasch, Jennifer Lynn	12555 Manchester Road	St. Louis, MO 63131
Schopp, Wendy D	12555 Manchester Road	St. Louis, MO 63131
Schumacher, Harry Dalton	12555 Manchester Road	St. Louis, MO 63131
Scott A Miller and Monica J Miller Qualified Spousal Trust	12555 Manchester Road	St. Louis, MO 63131
Scott Family Trust	12555 Manchester Road	St. Louis, MO 63131
Scott W Larson Trust	12555 Manchester Road	St. Louis, MO 63131
Sean E. Dudley Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Segalla, Anthony Peter	12555 Manchester Road	St. Louis, MO 63131
Selph, Kelley	12555 Manchester Road	St. Louis, MO 63131
Shaffer, William Kevin	12555 Manchester Road	St. Louis, MO 63131
Sharp, Jason	12555 Manchester Road	St. Louis, MO 63131
Sherwood, Steven Francis	12555 Manchester Road	St. Louis, MO 63131
Sievert, Christopher John	12555 Manchester Road	St. Louis, MO 63131
Singer, Robert George	12555 Manchester Road	St. Louis, MO 63131
Skolfield, Emery Rallond	12555 Manchester Road	St. Louis, MO 63131
Slade III, Harry	12555 Manchester Road	St. Louis, MO 63131
Snapp, Ivan William	12555 Manchester Road	St. Louis, MO 63131
Sneed, Patrick B	12555 Manchester Road	St. Louis, MO 63131
Snodgrass, Jon Michael	12555 Manchester Road	St. Louis, MO 63131
Sobers, Anson Vincent	12555 Manchester Road	St. Louis, MO 63131
Spangler, Ashley Renae	12555 Manchester Road	St. Louis, MO 63131
Spilsbury, Landon	12555 Manchester Road	St. Louis, MO 63131
Stacie A. Owens Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Stansbury, Audrey	12555 Manchester Road	St. Louis, MO 63131
Steffens, Kristen	12555 Manchester Road	St. Louis, MO 63131
Steven and Angela Jones Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Steven G Carani Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Steven J Kuehl Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Stodola, Amy	12555 Manchester Road	St. Louis, MO 63131
Stutz, Douglas	12555 Manchester Road	St. Louis, MO 63131
Suarez, Phillip Andrew	12555 Manchester Road	St. Louis, MO 63131
Sullivan, Amy Marie	12555 Manchester Road	St. Louis, MO 63131
Sullivan, Andrew	12555 Manchester Road	St. Louis, MO 63131
Sullivan, Scott Stephen	12555 Manchester Road	St. Louis, MO 63131
Sundararaman, Katherine Hanni	12555 Manchester Road	St. Louis, MO 63131
Susanne Thalman Living Trust	12555 Manchester Road	St. Louis, MO 63131
Swanson, William Rauber	12555 Manchester Road	St. Louis, MO 63131
Talley, James	12555 Manchester Road	St. Louis, MO 63131
Taylor, Christopher Scott	12555 Manchester Road	St. Louis, MO 63131
Taylor, Jory	12555 Manchester Road	St. Louis, MO 63131
Taylor, Joshua Thomas	12555 Manchester Road	St. Louis, MO 63131
Taylor, Matthew Allen	12555 Manchester Road	St. Louis, MO 63131
Tefft, Kyle Nathan	12555 Manchester Road	St. Louis, MO 63131
The Adam Thomas Poff Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Andrew Ivan Greenberg Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Anthony W Johnson Family Trust	12555 Manchester Road	St. Louis, MO 63131
The Aven Joint Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Brown Family 2021 Trust	12555 Manchester Road	St. Louis, MO 63131
The Carlson Family Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Charles C Orban Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Christopher D Hooper and Ann M Hooper Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Christopher F and Martha M Wallen Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Christopher Sims Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Hill Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Jasen Steven Biro-Suvanapraphai and Tanya Dawn Ranchigoda Joint Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Jeffery & Joyce Guebert Family Trust	12555 Manchester Road	St. Louis, MO 63131
The John D Elser II Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Kellie T Stanisic Trust	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

The Kenneth and Lisa Blanchard Living Trust	12555 Manchester Road	St. Louis, MO 63131
The L P Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Leon and Amy Anderson Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Lisa M Klassen Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Mathew J and Allison R Ladendecker Liv Trust	12555 Manchester Road	St. Louis, MO 63131
The McManus Family Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Nasheed Anwar and Zehra Anwar Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Neil Draxler Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The O'Brien Family Trust	12555 Manchester Road	St. Louis, MO 63131
The Okwuraiwe Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Padilla Family Trust	12555 Manchester Road	St. Louis, MO 63131
The Payne Family Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Pennino Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Penny Pennington Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Pogue Family Trust	12555 Manchester Road	St. Louis, MO 63131
The Ramit Luthra and Richa Luthra Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Rea Family Trust	12555 Manchester Road	St. Louis, MO 63131
The Scott Lawrence Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Scott W Arnone and Lori K Arnone Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Sims Family Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Steven C Melichar Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Timothy A Rea Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Trust of John D Lee	12555 Manchester Road	St. Louis, MO 63131
The Turbush Family Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Theis, Bryan	12555 Manchester Road	St. Louis, MO 63131
Theodore H. Chiappini, Jr. Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Thoma, Scott Austin	12555 Manchester Road	St. Louis, MO 63131
Thomas C Kersting and Laura M Kersting Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Thomas R. and Hollie A. Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Thompson, Kevin Mark	12555 Manchester Road	St. Louis, MO 63131
Thompson, Kristie Sue	12555 Manchester Road	St. Louis, MO 63131
Tice, Joshua Neil	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Timothy and Barbara Werth Family Trust	12555 Manchester Road	St. Louis, MO 63131
Timothy James Ney Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Timothy M Baldes and Courtney R Baldes Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Timothy Robert Burke Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Tisdale, Marshall-Ben B	12555 Manchester Road	St. Louis, MO 63131
Toolan, Zariel	12555 Manchester Road	St. Louis, MO 63131
Tracy L Burt Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Turvaville, Earl	12555 Manchester Road	St. Louis, MO 63131
Twohig, Jeffrey William	12555 Manchester Road	St. Louis, MO 63131
Vagle, Michael James	12555 Manchester Road	St. Louis, MO 63131
Van Buren, Christopher A	12555 Manchester Road	St. Louis, MO 63131
Vieth, James Travis	12555 Manchester Road	St. Louis, MO 63131
Villa, Christopher	12555 Manchester Road	St. Louis, MO 63131
Wallace, Scott Michael	12555 Manchester Road	St. Louis, MO 63131
Wang, Yi	12555 Manchester Road	St. Louis, MO 63131
Wartsbaugh Jr, George Charles	12555 Manchester Road	St. Louis, MO 63131
Wartsbaugh, Kevin	12555 Manchester Road	St. Louis, MO 63131
Wayne A Roberts and Melissa C Roberts 2004 Trust	12555 Manchester Road	St. Louis, MO 63131
Webster, Trevor Ryan	12555 Manchester Road	St. Louis, MO 63131
Weindel, Scott	12555 Manchester Road	St. Louis, MO 63131
Westbrooks-Hodge, Pamela	12555 Manchester Road	St. Louis, MO 63131
Westfall, John A	12555 Manchester Road	St. Louis, MO 63131
Whalley, Casey John	12555 Manchester Road	St. Louis, MO 63131
Whatley, Stephen Wilson	12555 Manchester Road	St. Louis, MO 63131
Whelchel, Jeffery	12555 Manchester Road	St. Louis, MO 63131
White, Douglas B	12555 Manchester Road	St. Louis, MO 63131
White, Justin	12555 Manchester Road	St. Louis, MO 63131
Whitman, Wendell Warren	12555 Manchester Road	St. Louis, MO 63131
Wicks Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Wilken, Jennifer Lynn	12555 Manchester Road	St. Louis, MO 63131
Williams Family Trust	12555 Manchester Road	St. Louis, MO 63131
Williams III, Robert West	12555 Manchester Road	St. Louis, MO 63131
Williams, Amy L	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Williams, Eric Daniel	12555 Manchester Road	St. Louis, MO 63131
Williams, Isaac	12555 Manchester Road	St. Louis, MO 63131
Williams, Matthew D.	12555 Manchester Road	St. Louis, MO 63131
Williamson, Jon	12555 Manchester Road	St. Louis, MO 63131
Willis, Charlotte B	12555 Manchester Road	St. Louis, MO 63131
Wilson, Jacqueline	12555 Manchester Road	St. Louis, MO 63131
Wilson, James Scott	12555 Manchester Road	St. Louis, MO 63131
Wilson, Kelly Renee	12555 Manchester Road	St. Louis, MO 63131
Winter, Loren	12555 Manchester Road	St. Louis, MO 63131
Wittig, Diana Rae	12555 Manchester Road	St. Louis, MO 63131
Wood, Kelli Renee	12555 Manchester Road	St. Louis, MO 63131
Wu, Feifei	12555 Manchester Road	St. Louis, MO 63131
Wulder, David John	12555 Manchester Road	St. Louis, MO 63131
Wylie, Mark Ryan	12555 Manchester Road	St. Louis, MO 63131
Yang, Richard	12555 Manchester Road	St. Louis, MO 63131
Young, Todd Warren	12555 Manchester Road	St. Louis, MO 63131
Ytterberg, Eric Bradley	12555 Manchester Road	St. Louis, MO 63131
Zachary and Lisa Tarter 2015 Trust	12555 Manchester Road	St. Louis, MO 63131
Zanders, Dustin Holt	12555 Manchester Road	St. Louis, MO 63131
Zare, Raheem Kevin	12555 Manchester Road	St. Louis, MO 63131
Zaun, Robert Eugene	12555 Manchester Road	St. Louis, MO 63131
Zeller, James	12555 Manchester Road	St. Louis, MO 63131
Zenner, Shane	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT B

Withdrawn General Partners:

Partner Name	Date Withdrawn as General Partner	Address 1 & 2	City, State & Zip
Carlson, Christopher Scott	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Carnie, Alison Marie	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Carr, Christopher Wayne	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Chiappini Jr, Theodore Harry	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Dechant, Jessica	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Dinkel, Jeffry	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Ellison, Mark Steven	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Eric & Julie Connella Revocable Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Erickson, Nancy	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Forreider, William	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Hartsock, Jeffrey D	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Haseman, Robert Brian	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Hovgaard, Abra Michelle	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Jagels, Ronald William	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Journey, Kelly Ross	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Kevin P. Adams Revocable Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Knox, Cara	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Lee, Christopher Changsu	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Maxwell, Benjamin Ross	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Nevermann, Mark Louis	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Nolan III, Charles	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Page, Lynne Therese	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Poff, Adam Thomas	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Rehmann II, John James	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Renbarger, Adam Phillip	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Rivers, Joseph	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Steenis, Jill Marie Schreck	2/1/2022	12555 Manchester Road	St. Louis, MO 63131

Exhibit B to Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Thalman, Susanne Claudia	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Watts, James Matthew	2/1/2022	12555 Manchester Road	St. Louis, MO 63131

Admitted General Partners:

Partner Name	Date Admitted as General Partner	Address 1 & 2	City, State & Zip
Abra M Hovgaard Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Adam P and Kristin L Renbarger Revocable Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Benjamin R. Maxwell and Stephanie L. Maxwell Joint Family Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
BHB Family Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Carnie Family Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Carr Joint Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Charles and Krystle Nolan Revocable Inter Vivos Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Eric J. and Cara L. Knox Joint Revocable Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Eric W. Connella & Julie L. Connella Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Forreider Self-Trusted Living Revocable Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
James M. and Teri A. Watts Family Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Jeffrey Duncan Hartsock Revocable Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
John M and Jill MS Steenis Revocable Trust Dated November 8, 2019	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Joseph Wesley Rivers Revocable Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Living Trust of Kelly and Alyssa Journey	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Lynne T. Page Revocable Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Mark Nevermann Revocable Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Mark S. Ellison Living Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Nancy J. Erickson Living Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131

Exhibit B to Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

PJ Dinkel Living Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Rehmann Revocable Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Revocable Trust of Christopher C. Lee and Sei J. Lee	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Revocable Trust of Kevin P. Adams dated November 11, 2021, and as subsequently amended	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Ronald William Jagels Revocable Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
S & J Dechant Living Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Susanne Thalman Living Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
The Adam Thomas Poff Revocable Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
The Carlson Family Revocable Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131
Theodore H. Chiappini, Jr. Revocable Trust	2/1/2022	12555 Manchester Road	St. Louis, MO 63131

Exhibit B to Twenty-Second Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.